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                                                                    Exhibit 99.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Hyperion Solutions Corporation (the "Company") on Form 10-Q for the three months ended September 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), Jeffrey R. Rodek, Chief Executive Officer of the Company, and David W. Odell, Chief Financial Officer of the Company, each certify, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

        (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

        (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: November 11, 2002


/s/ Jeffrey R. Rodek
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Jeffrey R. Rodek
Chief Executive Officer

/s/ David W. Odell
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David W. Odell
Chief Financial Officer